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                                                                    Exhibit 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

                           --------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

------------------------------------------ -------------------------------------
          800 Nicollet Mall
        Minneapolis, Minnesota                            55402
------------------------------------------ -------------------------------------
(Address of principal executive offices)                (Zip Code)
------------------------------------------ -------------------------------------

                               Benjamin J. Krueger
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3920
            (Name, address and telephone number of agent for service)

                              WII COMPONENTS, INC.
                     (Issuer with respect to the Securities)

------------------------------------------ -------------------------------------
                  Delaware                              73-1662631
------------------------------------------ -------------------------------------
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)
------------------------------------------ -------------------------------------

                           WOODCRAFT INDUSTRIES, INC.
                     (Issuer with respect to the Securities)

------------------------------------------ -------------------------------------
                Minnesota                               41-0735706
------------------------------------------ -------------------------------------
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)
------------------------------------------ -------------------------------------

                                 PRIMEWOOD, INC.
                     (Issuer with respect to the Securities)

------------------------------------------ -------------------------------------
              North Dakota                              45-0319765
------------------------------------------ -------------------------------------
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)
------------------------------------------ -------------------------------------

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                           BRENTWOOD ACQUISITION CORP.
                     (Issuer with respect to the Securities)

------------------------------------------ -------------------------------------
               Minnesota                                06-1638791
------------------------------------------ -------------------------------------
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)
------------------------------------------ -------------------------------------



------------------------------------------ -------------------------------------
         525 Lincoln Avenue, SE
          St. Cloud, Minnesota                           56304
------------------------------------------ -------------------------------------
 (Address of Principal Executive Offices)              (Zip Code)
------------------------------------------ -------------------------------------


                            10% SENIOR NOTES DUE 2012
                       (TITLE OF THE INDENTURE SECURITIES)





                                       2
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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                         Comptroller of the Currency
                         Washington, D.C.

         b)       WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                         Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

            None

ITEMS 3-15  ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE TRUSTEE'S
            KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

            1.  A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.  A copy of the existing bylaws of the Trustee.*

            5.  A copy of each Indenture referred to in Item 4.  Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of December 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.


                                       3
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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 11th day of May, 2004.


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By: /s/ Benjamin J. Krueger
                                        ------------------------
                                        Benjamin J. Krueger
                                        Assistant Vice President



By: /s/ Richard Prokosch
    ---------------------
    Richard H. Prokosch
    Vice President






                                       4
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                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  May 11, 2004


                                     U.S. BANK NATIONAL ASSOCIATION


                                     By: /s/ Benjamin J. Krueger
                                         ------------------------
                                         Benjamin J. Krueger
                                         Assistant Vice President




By: /s/ Richard Prokosch
    ---------------------
    Richard H. Prokosch
    Vice President







                                       5
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                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2003

                                    ($000'S)

                                                                         12/31/2003
                                                                        ------------
ASSETS
     Cash and Due From Depository Institutions                            $8,631,361
     Federal Reserve Stock                                                         0
     Securities                                                           42,963,396
     Federal Funds                                                         2,585,353
     Loans & Lease Financing Receivables                                 114,718,888
     Fixed Assets                                                          1,911,662
     Intangible Assets                                                    10,254,736
     Other Assets                                                          8,093,654
                                                                        ------------
         TOTAL ASSETS                                                   $189,159,050

LIABILITIES
     Deposits                                                           $128,249,183
     Fed Funds                                                             5,098,404
     Treasury Demand Notes                                                 3,585,132
     Trading Liabilities                                                     213,447
     Other Borrowed Money                                                 21,664,023
     Acceptances                                                             123,996
     Subordinated Notes and Debentures                                     5,953,524
     Other Liabilities                                                     5,173,011
                                                                        ------------
     TOTAL LIABILITIES                                                  $170,060,720

EQUITY
     Minority Interest in Subsidiaries                                    $1,002,595
     Common and Preferred Stock                                               18,200
     Surplus                                                              11,677,397
     Undivided Profits                                                     6,400,138
                                                                        ------------
         TOTAL EQUITY CAPITAL                                           $ 19,098,330

TOTAL LIABILITIES AND EQUITY CAPITAL                                    $189,159,050


--------------------------------------------------------------------------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.


U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Benjamin J. Krueger
     ------------------------
     Assistant Vice President


Date:  May 11, 2004